UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 19, 2018

Spring Pharmaceutical Group, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-53600	30-0781441
(Commission File Number)	(IRS Employer Identification No.)

11 Quanxing Road
Sishui County, Shandong Province 273200
People's Republic of China
(Address of principal executive offices and zip code)

86-537-4268278
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements
Item 4.01: Changes In Registrant's Certifying Accountant
On October 19, 2018, the Audit Committee (the "Committee") of Board of Directors of Spring Pharmaceutical Group, Inc., formerly China YCT International Group, Inc. (the "Company") accepted the resignation of Paritz & Company, P.A., the Company's prior independent registered public accounting firm, effective immediately, and authorized the Company to enter into an engagement letter (the "Engagement Letter") with Prager Metis CPAs, LLC, whereby Prager Metis CPAs, LLC was appointed to be the Company's independent registered public accounting firm for the quarterly period ended September 30, 2018.

Prager Metis CPAs, LLC merged with the Company's prior independent registered public accounting firm Paritz & Company, P.A. As a result of the merger, Prager Metis CPAs, LLC, as the surviving entity, succeeded to Paritz & Company, P.A.'s role, duties and rights as the Company's independent registered public accounting firm and entered into the Engagement Letter with the Committee to that effect on October 19, 2018. Accordingly, as of October 17, 2018, Paritz & Company, P.A., now a defunct entity as a result of the merger, no longer serves as the Company's independent registered public accounting firm.

Paritz & Company, P.A.'s report on the Company's consolidated financial statements as of and for the fiscal years ended March 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended March 31, 2018 and 2017, and through October 19, 2018, there were no disagreements with Paritz & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Paritz & Company, P.A. would have caused it to make reference to the subject matter of the disagreements in connection with its report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended March 31, 2018 and 2017, or in the subsequent period through October 19, 2018.

The Company has provided a copy of the foregoing disclosures to Paritz & Company, P.A. and requested that Paritz & Company, P.A. furnish it with a letter addressed to the Securities and Exchange Commission stating whether Paritz & Company, P.A. agrees with the above statements. A copy of Paritz & Company, P.A.'s letter, dated October 25, 2018, is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended March 31, 2018 and 2017 and through October 19, 2018, the Company did not consult with Prager Metis CPAs, LLC  on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and Prager Metis CPAs, LLC did not provide either in a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(v) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304 (a)(1)(V) of Regulation S-K.

Item 9.01: Financial Statements and Exhibits.
(d) Exhibits:

The following exhibits are furnished herewith:

16.1 Letter from Paritz & Company, P.A., dated October 25, 2018 to United States Securities Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Spring Pharmaceutical Group, Inc.

Dated: October 26, 2018	By: /s/ Yan Tinghe
Yan Tinghe
Chief Executive Officer